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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 2, 2000

                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)



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
                  North Carolina                             333-81721                    56-2064715
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          (State or Other Jurisdiction of            (Commission File Number)          (I.R.S. Employer
                  Incorporation)                                                      Identification No.)

         301 South College Street, DC-06
            Charlotte, North Carolina                                                    28202-6001
  ----------------------------------------------                                      ----------------
     (Address of Principal Executive Offices)                                            (Zip Code)
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        Registrant's telephone number, including area code (704) 374-4868
                                                           ----------------

                                    No Change
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          (Former name or former address, if changed since last report)
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                  Item 2.  Acquisition or Disposition of Assets


                  Description of the Certificates and the Mortgage Loans


                  Residential Asset Funding Corporation registered issuances of up to $1,500,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-81721) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust 2000-2 (the "Issuer") issued $334,220,000 in aggregate principal amount of its Asset-Backed Certificates, Class A-1, Class M-1, Class M-2, Class M-3, Class AIO, and Class P Series 2000-2 (the "Certificates"), on September 28, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 2000, among Residential Asset Funding Corporation, as depositor (the "Depositor"), The Chase Manhattan Bank, as trustee (the "Trustee"), NovaStar Mortgage, Inc., as servicer (the "Servicer"), and First Union National Bank as Certificate Administrator. The Certificates represent beneficial ownership interests in a pool of mortgage loans and certain related property.

                  As of September 1, 2000, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 9, 1999 and the Prospectus Supplement dated September 20, 2000 filed pursuant to Rule 424(b)(2) of the Act on September 27, 2000.


                                       1













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         Item 7.  Financial Statements, Pro Forma Financial Information and
                  Exhibits.


         (a)      Not applicable


         (b)      Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated September 20, 2000, between Residential Asset Funding Corporation and First Union Securities, Inc.

                  Exhibit 4.1. Pooling and Servicing Agreement, dated as of September 1, 2000, among Residential Asset Funding Corporation, as Depositor, NovaStar Mortgage, Inc., as Servicer, The Chase Manhattan Bank, as Trustee, and the First Union National Bank, as Certificate Administrator.

                  Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated September 28, 2000.

                  Exhibit 10.1. Mortgage Loan Purchase Agreement, dated as of September 1, 2000, among NovaStar Mortgage, Inc., as Seller, NovaStar Mortgage Funding Corporation III, as Transferor, Residential Asset Funding Corporation, as Depositor, First Union National Bank, as Certificate Administrator, and The Chase Manhattan Bank, as Trustee.


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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                        RESIDENTIAL ASSET FUNDING CORPORATION,
                        as Depositor and on behalf of NovaStar Mortgage Funding Trust 2000-2

                        Registrant



                        By: /s/ Eric Kaplan
                            -----------------------
                        Name:  Eric Kaplan
                        Title: Vice President


Dated:  September 29, 2000


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                                  EXHIBIT INDEX




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
Exhibit No.               Description
------------              -----------
Exhibit 1.1.              Underwriting Agreement, dated September 20, 2000,
                          between Residential Asset Funding Corporation and
                          First Union Securities, Inc.

Exhibit 4.1. Pooling and Servicing Agreement, dated as of September 1, 2000, among Residential Asset Funding Corporation, as Depositor, NovaStar Mortgage, Inc., as Servicer, The Chase Manhattan Bank, as Trustee, and the First Union National Bank, as Certificate Administrator. Agreement,

Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated September 28, 2000.

Exhibit 10.1. Mortgage Loan Purchase Agreement, dated as of September 1, 2000, among NovaStar Mortgage, Inc., as Seller, NovaStar Mortgage Funding Corporation III, as Transferor, Residential Asset Funding Corporation, as Depositor, First Union National Bank, as Certificate Administrator, and The Chase Manhattan Bank, as Trustee.


                               STATEMENT OF DIFFERENCES

The section symbol shall be expressed as..................................'SS'






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